Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Event [Abstract]
SUBSEQUENT EVENTS

NOTE 11 - SUBSEQUENT EVENTS

a.	On February 7, 2020, the Company appointed a new chairman of the board of directors, who will be entitled to an annual fee of approximately $175 and options to purchase 162,713 ordinary shares (represented by 162,713 ADSs) exercisable at $11.06 per ADS. The options will vest over four years, in accordance with the Company's compensation policy.

b.	On February 14, 2020, the Company entered into a Securities Purchase Agreement with a few accredited U.S. investors, pursuant to which the Company issued on March 6, 2020, in a private placement, 445,000 ordinary shares for an aggregate purchase price of $4,450.

c.	Public health epidemics or outbreaks could adversely impact our business. In late 2019, a novel strain of COVID-19, also known as coronavirus, was reported in Wuhan, China. While initially the outbreak was largely concentrated in China, it has now spread to several other countries and infections have been reported globally. The extent to which the coronavirus impacts the Company's operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, and the actions that may be required to contain the coronavirus or treat its impact. In particular, the continued spread of the coronavirus globally, could adversely impact the Company's operations and workforce and its ability to raise capital which in turn could have an adverse impact on the Company's business and financial results.